UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

Golden Falcon Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39816	85-2738750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, Delaware		19711
(Address of principal executive offices)		(Zip Code)

(970) 315-2644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	GFX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GFX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GFX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). Historically, Golden Falcon Acquisition Corp. (the “Company”) reflected the warrants issued in December 2020 in connection with the Company’s initial public offering as a component of equity as opposed to liabilities on the balance sheet, and the statement of operations did not include the subsequent non-cash changes in estimated fair value of the warrants, based on the Company’s application of Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity (“ASC 815-40”), which addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock.

In light of the SEC Staff Statement, the Company’s management, in consultation with the audit committee of the Company’s board of directors (the “Audit Committee”), further evaluated its warrants under ASC 815-40. On May 27, 2021, the Company’s management and the Audit Committee discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP, and the Audit Committee concluded that the Company’s audited balance sheet as of December 22, 2020 and its audited financial statements as of and for the period from August 24, 2020 (inception) through December 31, 2020, as reported in the Company’s Form 8-K filed on December 29, 2020 (the “Form 8-K”), and Form 10-K filed on March 31, 2021 (the “Form 10-K”), should no longer be relied upon and should be restated due to the misapplication in the guidance around accounting for the Company’s outstanding warrants. In addition, the audit report of Marcum LLP, included in the Company’s Form 8-K and Form 10-K, defined above, should no longer be relied upon. Consequently, the Company has announced that, concurrently with the filing of this Current Report on Form 8-K, it will file an amendment to its Annual Report on Form 10-K for the period ended December 31, 2020 reflecting the reclassification of its warrants as a liability.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account or its operating expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN FALCON ACQUISITION CORP.
By:	/s/ Makram Azar
Name: Makram Azar
Title: Chief Executive Officer

Date: May 27, 2021